June 2025 Corporate Presentation Advancing T Cell Engagers for Solid Tumors

Important Notice and Disclaimers Except for statements of historical fact, any information contained in this presentation may be a forward-looking statement that reflects the Company’s current views about future events and is subject to risks, uncertainties, assumptions and changes in circumstances that may cause events or the Company’s actual activities or results to differ significantly from those expressed in any forward-looking statement. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “plan”, “predict”, “expect”, “estimate”, “anticipate”, “intend”, “goal”, “strategy”, “believe”, “could”, “would”, “potential”, “project”, “continue” and similar expressions and variations thereof. Forward-looking statements may include statements regarding the Company’s business strategy, cash flows and funding status, potential growth opportunities, clinical development activities, the timing and results of preclinical research, clinical trials and potential regulatory approval and commercialization of product candidates. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company cannot guarantee future events, results, actions, levels of activity, performance or achievements. Any forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading “Risk Factors” in documents the Company has filed with the SEC. Any forward-looking statements speak only as of the date of this presentation and the Company undertakes no obligation to revise or update any forward-looking statements to reflect events or circumstances after the date hereof. Certain information contained in this presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company's own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. In addition, all of the market data included in this presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. This presentation discusses product candidates that are under preclinical and clinical study, and which have not yet been approved for marketing by the U.S. Food and Drug Administration. No representation is made as to the safety or effectiveness of these product candidates for the use for which such product candidates are being studied. While the Company believes its internal research is reliable, such research has not been verified by any independent source. All the scientific, preclinical and clinical data presented within this presentation are – by definition prior to completion of the clinical trial and a clinical study report – preliminary in nature and subject to further quality checks including customary source data verification. The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products. Forward Looking Statement Executive Summary Context Therapeutics Inc. - June 20252

Building a T cell Engager Pipeline Executive Summary Context Therapeutics Inc. - June 20253 TCEs are Gaining Momentum Recent TCE clinical data demonstrates promising efficacy and safety in solid tumors • Clinical activity across a broad range of targets, including Claudin 18.2, DLL3, gp100, PSMA, and STEAP1 • Responses in “cold” tumors, including neuroendocrine, pancreatic, prostate, and small cell lung cancer • Promising safety with low rate of Grade ≥ 3 cytokine release syndrome (CRS) Potentially Best-in-Class Assets CTIM-76: Claudin 6 (CLDN6) x CD3 bispecific antibody • CLDN6 is overexpressed in ovarian, endometrial, lung, and other solid tumors • CTIM-76 was designed to bind selectively to CLDN6 over similar claudin family members, including CLDN3/4/9 CT-95: Mesothelin (MSLN) x CD3 bispecific antibody • MSLN is overexpressed in ovarian, pancreatic, lung, and other solid tumors • CT-95 was designed to bind selectively to membrane-bound MSLN to enhance drug exposure and activity CT-202: Nectin-4 x CD3 bispecific antibody • Nectin-4 is overexpressed in bladder, breast, lung, and other solid tumors • CT-202 was designed to be conditionally active within the tumor microenvironment Well Capitalized Strong financial position with high quality investor base • Anticipated cash runway into 2027

Executive Summary

Pipeline Overview

PROGRAM	TARGET	ADDRESSABLE MARKET (U.S. ONLY)	DISCOVERY	DEVELOPMENT	PHASE 1	PHASE 2	RECENT & ANTICIPATED MILESTONES
CTIM-76	Claudin 6 (CLDN6)	> 50,000 patients					**Phase 1 first patient dosed** January 2025 **Initial data** 1H 2026
CT-95	Mesothelin (MSLN)	> 100,000 patients					**Phase 1 first patient dosed** April 2025 **Initial data** Mid 2026
CT-202	Nectin-4	> 125,000 patients					**IND filing** Mid 2026

CTIM-76: CLDN6 x CD3


α-CLDN6
Fab
α-CD3
scFv

Product differentiation: highly selective for CLDN6 over CLDN3/4/9

Safety: potent CD3 induction without broad cytokine activation

Cancer Indications: ovarian, endometrial, lung, testicular

CT-95: MSLN x CD3


α-MSLN
Fab
α-CD3
scFv

Product differentiation: avidity optimized to avoid mesothelin (MSLN) fragments

Safety: sterically hindered CD3 to avoid T cell crosslinking

Cancer indications: lung, pancreatic, ovarian, mesothelioma

CT-202: Nectin-4 x CD3


α-Nectin-4
Fab
α-CD3
scFv

Product differentiation: conditionally activate in the tumor microenvironment

Safety: sterically hindered CD3 to avoid T cell crosslinking

Cancer indications: bladder, colon, breast

4 Context Therapeutics Inc. - June 2025

T Cell Engager Strategy Context Therapeut ics Inc . - June 20255

T Cell Engaging (TCE) Bispecific Antibodies TCEs are engineered to activate an immune response against cancer cells T Cell Engager Strategy Context Therapeutics Inc. - June 20256 Mechanism of Action T cell engagers (TCEs) are antibodies engineered to redirect the immune system’s T cells to recognize and kill cancer cells TCE bind to a target antigen expressed on a cancer cell and to an immune activator on T cells, such as CD3 This mechanism allows for the direct activation of T cells and their anti-tumor features, ultimately resulting in the killing of cancer cells TCE Bispecific Antibody T Cell Cancer Cell Target Antigen CD3 Cancer Cell Killing

T Cell Engager Strategy

Realizing the Full Potential of T Cell Engagers (TCE)

2024 was a watershed year for TCEs

MERCK / HARPOON Therapeutics

HPN328 (DLL3)

Confirmed response rate of 35% (11/31) across all tumor types (SCLC and other neuroendocrine tumors), including three complete responses

Generally well tolerated with no dose limiting toxicities at target doses[1]

$680M ACQUISITION

Janux

JANX007 / JANX008 (PSMA / EGFR)

83% (5/6) of JANX007 patients achieved PSA50 declines with first step dose ≥ 0.2mg and 56% (10/18) patients achieved PSA50 declines with the first dose ≥ 0.1mg

Early JANX008 data presented one confirmed PR and no CRS greater than Grade 1 in any cohort[2]

+$1.6B APPRECIATION

AMGEN

Tarlatamab / IMDELLTRA™ (DLL3)

At 10mg, mPFS was 4.9 months with mOS of 14.3 months across 100 patients with small cell lung cancer (SCLC)

Granted Accelerated FDA Approval in May 2024[3]

$1B+ PEAK SALES OPPORTUNITY

MERCK / Daiichi-Sankyo

DLL3 TCE + B7-H3 ADC[4]

AMGEN / MediLink Therapeutics

DLL3 TCE + B7-H3 ADC[5]

GILEAD / Marengo

TCR Vβ TCE + TROP2 ADC[6]

TCE + ADC Clinical Trial Partnerships

1 Merck Press Release 8 Jan 2024; 2 Janux Press Release 26 Feb 2024; 3 Amgen Press Release 16 May 2024; 4 Daiichi Sankyo Press Release 6 Aug 2024; 5 Medilink Therapeutics Press Release 8 Oct 2024; 6 Marengo Therapeutics Press Release 13 Sept 2024. Information provided is for illustrative purposes only, is not indicative of future performance, and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

7 Context Therapeutics Inc. - June 2025

T Cell Engager Strategy

TCE Activity in "Cold" Tumors

Tumor shrinkage with low rate of Grade ≥ 3 cytokine release syndrome (CRS)

	AMGEN	HARPOON Therapeutics	Innovent	Janux	VIR	Johnson & Johnson	AMGEN	REGENERON
Asset	**Tarlatamab (AMG757)**	**HPN328**	**IBI389**	**JANX007**	**VIR-5500**	**JNJ-78278343**	**Xaluritamig (AMG509)**	**Ubamatamab (REGN4018)**
Target x Effector	DLL3 x CD3	DLL3 x CD3	CLDN18.2 x CD3	PSMA x CD3	PSMA x CD3	KLK2 x CD3	STEAP1 x CD3	MUC16 x CD3
Cancer Indication	Small Cell Lung	Small Cell Lung	Pancreatic	Prostate	Prostate	Prostate	Prostate	Ovarian
Normal tissue expression	Brain	Brain	Gastrointestinal (GI)	Endocrine, GI, pancreas, skin, marrow	Endocrine, GI, pancreas, skin, marrow	Limited	Brain, respiratory, prostate, smooth muscle	Respiratory
Patients (n)	100	19	27	16	12 (1st dose >120 µg/kg)	45	21	13
Efficacy	**ORR: 40% PFS: 4.9 months**	**ORR: 32%**	**ORR: 38%**	**PSA50: 100% PSA90: 63% ORR: 50%**	**PSA50: 58% PSA90: 9%**	**PSA50: 42%**	**PSA50: 50% PSA90: 28% ORR: 20%**	**ORR: 31%**
Grade ≥ 3 CRS	**1%**	**3%**	**0%**	**6%**	**0%**	**0%**	**2%**	**0%**
Reference	Ahn 2023	ESMO 2023	ASCO 2024	15 Nov 2024 data cutoff	13 Nov 2024 data cutoff	ASCO 2025	ESMO 2024	ESMO 2022

Information provided in the table above as of June 2, 2025. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

8 Context Therapeutics Inc. - June 2025

T Cell Engager Strategy

Context's Approach to TCEs

Historical TCE Challenges	Context's TCE Approach
✗ Broadly expressed antigens	✓ **Tumor restricted antigens**
✗ Cytokine release syndrome	✓ **Premedication + step-dosing**
✗ Weak clinical activity	✓ **High affinity CD3 binding**
✗ Poor durability	✓ **Combination with ADC or Checkpoint**

9 Context Therapeutics Inc. - June 2025

CTIM-76 CLDN6 x CD3 bispecific antibody Context Therapeut ics Inc . - June 202510

CLDN6 Therapies Have the Potential to Reach a Large Patient Population >50,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CTIM-76 Program 11 Context Therapeutics Inc. - June 2025 Initial indications of interest based on: • CLDN6 prevalence • Patient population size • Observed clinical responses • Potential accelerated pathway Selected Cancer indications Incidence (US Only) R/R Incidence CLDN6 Positive CLDN6 Med/High Patient Population Based on R/R Incidence Endometrial 65,900 14,000 51%1 22%1 7,140 Ovarian 19,900 12,800 44%1 25%1 5,632 Testicular 9,910 400 94%1 90%1 376 Non-Small Cell Lung 201,229 110,653 26%1 6%1 28,769 Colon 152,810 53,010 40%2 0%2 21,204 Breast 290,600 43,800 40%2 0%2 9,417 Sarcoma 17,100 12,390 20%2 10%2 2,478 Gastric 26,380 11,090 9%1 7%1 998 1 Context internal data; 2 Mackensen, Nature Medicine, 2023. Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; CLDN6 target prevalence is based on IHC or RNAseq from published reports. Patient population derived from midpoint of CLDN6 positive population multiplied by R/R incident population.

CTIM-76 Program

CLDN6 is an Oncofetal Protein

Oncofetal proteins are considered favorable candidates for immunotherapy

Oncofetal Characteristics of CLDN6

- Normally present at higher levels during embryonic development
- Turned off or have low levels of expression in adult tissues
- Increased expression across many solid tumors


Extracellular Loops:
Site of interaction for
potential therapeutic antibodies
EXTRACELLULAR
SPACE
CYTOPLASM
N-term
Loop
C-term
Site of phosphorylation
and interaction with
signaling molecules

12 Context Therapeutics Inc. - June 2025

Huan, Mol Med Reports, 2021

CTIM-76 Program

Developing a Highly Selective CLDN6 Antibody is Challenging

Human CLDN Family Tree


CLDN9
CLDN6
CLDN4
CLDN3
CLDN5
CLDN8
CLDN17
CLDN2
CLDN14
CLDN20
CLDN7
CLDN1
CLDN19
CLDN34
CLDN12
CLDN23
CLDN16
CLDN24
CLDN22
CLDN25
CLDN18
CLDN11
CLDN15
CLDN10

- CLDN6 antigen is **conformationally dependent**, which limits access to antibody-antigen binding
- Antigen binding region is **highly conserved** with CLDN3, CLDN4, and CLDN9, making CLDN6-selective binding a challenge[1]
- CLDN6 **selectivity is required** to avoid off-target liabilities identified in murine knockout and knockdown studies with CLDN3 (intestine)[2], CLDN4 (liver, pancreas)[3], and CLDN9 (liver, ear)[4]

13 Context Therapeutics Inc. - June 2025

1 Screnci, Cancer Res, 2022; 2 Tanaka, J Hepatol, 2018; 3 Cordat, Physiology, 2019; Li, FEBS Open Bio, 2020; 4 Nakano, PLoS Genet, 2009

CTIM-76 Program

CLDN6 Target Validation via ADC and CAR-T

CTIM-76 is designed to potentially address limitations of TORL-1-23 (ADC) and BNT211 (CAR-T)

High Response Rates with CLDN6 ADC and CAR-T

BIONTECH

Basket[1]
51% ORR (n=17/33)

Ovarian Cancer[1]
58% ORR (n=7/12)

Testicular Cancer[1]
41% ORR (n=5/12)

Lung Cancer[1]
1 partial response

IHC Cutoff = 50% 2+/3+ staining

TORL BIOTHERAPEUTICS

Basket[2]
33% ORR (n=15/45)

Ovarian Cancer[2]
45% ORR (n=9/20)

IHC Cutoff = >30% 1+ staining

CTIM-76 Addresses Limitations of ADC and CAR-T

	context therapeutics CTIM-76	BIONTECH BNT211[1]	TORL TORL-1-23[2,3]
High Potency	✔	✔	✘
Low Expression Cutoff	✔	✘	✔ / ✘
Scalable manufacturing	✔	✘	✔

CTIM-76 is ~50-100x more potent than TORL-1-23

CTIM-76 targets low / med / high CLDN6 expressing cells

14 Context Therapeutics Inc. - June 2025

1 Haanen, ESMO 2024; 2 Konecny, ESMO 2024; 3 Context SITC 2023. Information provided is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

CTIM-76 Program

CTIM-76: Claudin 6 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-CLDN6
Fab
α-CD3
scFv
Silenced Fc
IgG1
backbone

Optimized structure for CLDN6 selectivity, potency, and manufacturability

- Highly selective CLDN6 binding fragment antibody-binding (Fab) arm
- Immunostimulatory CD3 binding single-chain fragment variable (scFv) domain is functionally monovalent to avoid aberrant T cell activation
- Silenced Fc domain to avoid off target immune cell activation

Potentially wide therapeutic window

- T cell dependent cellular cytotoxicity with no or minimal activation of circulating cytokines
- Humanized CLDN6 and CD3 binding domains

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

Phase 1 first patient dosed in January 2025

15 Context Therapeutics Inc. - June 2025

CTIM-76 Program CTIM-76 is a Highly Selective and Potent CLDN6 x CD3 Bispecific Antibody Context Therapeutics Inc. - June 202516 Selectivity Potency In Vivo Efficacy • CTIM-76 CLDN6 EC50 of 3.41 nM (binding) • CTIM-76 preferentially binds to CLDN6 over CLDN3/4/9 • CLDN3/4/6/9 were transiently transfected in HEK-293F cells >10,000x • Potency assay provides a better assessment for a TCE bispecific than binding assays for off-target liabilities associated with CLDN3, CLDN4, or CLDN9 • CTIM-76 CLDN6 EC50 of 0.0004 nM (cytotoxicity) • CTIM-76 preferentially targets CLDN6, with minimal binding and cytotoxicity against CLDN9-expressing cells >500x 0 150 300 450 600 0 7 14 21 Tu m or V ol um e (m m 3) Day Vehicle 0.01mg/kg 0.1mg/kg 1.0mg/kg Tumor Regression • CTIM-76 effectively engaged systemically administered human PBMC cells to promote significant tumor regression and complete responses in OVCAR3 (~96,000 CLDN6 copies per cell) ovarian xenograft models in mice • CTIM-76 was well tolerated in OVCAR3 xenograft study • NSG-b2m knockout mice (n=14/arm) engrafted with human PBMCs and bearing advanced subcutaneous OVCAR3 tumor xenografts were treated twice per week

CTIM-76 Program

CTIM-76 Phase 1a/b Study

An open-label, multi-center, dose escalation / expansion, safety, and PK study (NCT06515613)


Part 1 – Dose Escalation (~40 patients)
Single patient (Cohorts 1 and 2)
Any ≥ Grade 2 AE
Step Dose Escalation: 3 + 3 design (3-6 patients per cohort)
MTD or RP2D
Part 2 – Dose Expansion / Optimization (~30 patients)
Cancer type to be selected based upon Dose Escalation data; Two doses to be evaluated

- **Target population**
  - Platinum resistant ovarian cancer
  - Endometrial and testicular cancer relapsed to standard of care
  - CLDN6+ positive (10% ≥ 1+)
- **Trial objectives**
  - Assess safety and tolerability at increasing dose levels
  - Pharmacokinetic and pharmacodynamic data
  - Evaluate preliminary anti-tumor activity
- **Dosing and Administration**
  - Weekly IV infusion starting at 22.5 µg, corresponding to MABEL dose
  - Premedication (steroid + NSAID) and step dosing to manage cytokine release syndrome (CRS)
- **Trial Status**
  - Dosing cohort 3 (70 µg prime + 140 µg full dose)
  - 7 active sites in the United States

Trial status information provided as of June 2, 2025.
MABEL = minimum anticipated biological effect level; **MTD** = maximum tolerated dose; **RP2D** = recommended Phase 2 dose

17 Context Therapeutics Inc. - June 2025

CTIM-76 Competitive Landscape CLDN6 T Cell Engaging Bispecifics Clinical Programs Discontinued CTIM-76 XmAb541 ARC101 SAIL66 AMG794 Company Context Xencor Third Arc Chugai Amgen Stage Ph 1 Ph 1 Ph 1 Ph 1 Ph 1 (Discontinued July 2024)1 Bispecific Format 1 + 1 2 + 1 1 + 1 Dual Specific Fab HLE Bite CLDN6 Selectivity High1 Moderate2 High3 Moderate4 High5 Preclinical Tolerability Well tolerated Well tolerated Well tolerated Poor tolerability Poor tolerability Immune Effector CD3 CD3 CD3 CD3 / 4-1BB CD3 CTIM-76 Program 18 Clinical trials.gov accessed on June 2, 2025 1 Rucker, SITC 2023 2 Faber, AACR 2021; Patent US11739144; 3 AACR 2025; 4 Kamikawa, SITC 2023; Patent WO2021006328 5 Patent WO2022096700. N.D.= not disclosed. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.Context Therapeutics Inc. - June 2025

CT-95 MSLN x CD3 bispecific antibody Context Therapeut ics Inc . - June 202519

CT-95 Program

MSLN Therapies Have the Potential to Reach a Large Patient Population

>100,000 patients per year in the United States in Relapse/Refractory (R/R) Setting

Initial indications of interest based on:

- MSLN prevalence
- Patient population size
- Potential accelerated pathway

Selected Cancer indications	Incidence (US Only)	R/R Incidence	MSLN Positive	MSLN Med/High	Patient Population Based on R/R Incidence
Non-Small Cell Lung	201,229	110,653	55%	36%	60,859
Pancreatic	66,440	51,750	80%	61%	41,400
Ovarian	19,900	12,800	90%	80%	11,520
Mesothelioma	3,000	2,500	70%	60%	1,750
Colon	152,810	53,010	41%	17%	21,734
Esophageal	22,370	16,130	41%	26%	6,613
Endometrial	65,900	14,000	45%	23%	6,300
Gastric	26,380	11,090	49%	23%	5,434
Breast (TNBC)	62,054	15,500	30%	18%	4,650
Cervical	13,820	4,360	42%	21%	1,831

Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; MSLN target prevalence is based on Simon et al, Biomedicines, 2021. Patient population derived from MSLN positive population multiplied by R/R incident population.

20 Context Therapeutics Inc. - June 2025

CT-95 Program

Mesothelin (MSLN) Target Validation via ADC and CAR-T

CT-95 has the potential to be used after RC88 and HBM-9033, or in combination

Recent Investor and Strategic Interest in MSLN

Pfizer

December 2023

Pfizer licensed ex-Asia rights to HBM-9033 for $53 million upfront and up to $1.05 billion in milestone payments

RemeGen Biosciences

June 2024

Phase 1 data in MSLN-high for RC88[1]:

- **45% ORR** in platinum-resistant ovarian cancer
- **33% ORR** in cervical cancer
- **31% ORR** in non-small cell lung cancer

OUTPACE

August 2024

$144 million Series B financing led by RA Capital to fund OPB-101 lead MSLN CAR-T

CT-95 Use Case

- Potential to be used as a monotherapy or in combination with MSLN ADC or FRα ADC
- Target validation via RC88 (ADC) in MSLN-high population
- ADC treatment debulks tumor, resulting in clonal selection for low/medium MSLN cells
- TCE is ~50-100x more potent than ADC, making it ideally suited to treat low/medium expressors
- TCE and ADC have non-overlapping mechanisms of action, safety, and resistance mechanisms

1 Remegen Biosciences, Press Release, 3 June 2024. Information provided is for illustrative purposes and is not indicative of future performance.

21 Context Therapeutics Inc. - June 2025

MSLN Target Biology Shed mesothelin (sMSLN) in tumor microenvironment requires a creative solution to overcome CT-95 Program Context Therapeutics Inc. - June 202522 MSLN is bound to tumor cells via a GPI-anchor Like many GPI-anchored proteins, MSLN can be cut into smaller fragments1,2 The MSLN gene encodes a precursor that is cleaved into two products: a soluble N-terminal protein called megakaryocyte potentiating factor (MPF), and a membrane-bound fragment called full length mesothelin (FL-MSLN) sMSLN serves as a competitive sink, preventing antibodies from binding to the tumor, which can lead to suboptimal drug exposure and efficacy Overcoming Fragmented MSLN in the Tumor Microenvironment 1 Zhang, Transl Oncol, 2022; 2 Liu, Commun Biol, 2020; GPI = Glycosylphosphatidylinositol Precursor MSLN Protein FL-MSLNMPF Tumor Cell Enzymatic cleavage GPI sMSLN fragments Enzymatic cleavage

CT-95 Program

CT-95: MSLN x CD3 T cell Engaging (TCE) Bispecific Antibody


α-MSLN
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design to overcome mesothelin (MSLN) sink

- Binds to membrane-proximal MSLN epitope
- Cooperative binding results in high affinity binding of CT-95 to tumor

Potentially wide therapeutic window

- No crosslinking by shed MSLN, mitigating off-tumor T cell activation
- Cooperative binding of MSLN on tumor surface crosslinks CD3, activating T cells

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield
- Drug product ready for Phase 1 trial

Phase 1 first patient dosed in April 2025

23 Context Therapeutics Inc. - June 2025

CT-95 Program

Two-Pronged Approach to Overcoming Soluble MSLN Sink Challenge

Binds MSLN Epitope Close to Cell Surface


Far
From cell surface
Amatuximab
MORAb-009 mAb
Anetumab
BAY 94-9343 ADC
CT-95
Binds membrane-proximal epitope
Close
To cell surface

Activates T cells Through Cooperative Binding


No crosslinking with shed MSLN
MSLN on tumor crosslinks CD3
Tumor
CD3
T cell
No T cell activation
Potent T cell activation

24 Context Therapeutics Inc. - June 2025

Low MSLN Expression 4k copies per cell Medium MSLN Expression 27k copies per cell CT-95 Intended to Overcome MSLN Sink HPN-536 (Harpoon Therapeutics) binds to MSLN fragments in a dose proportional manner, limiting therapeutic exposure CT-95 Program Context Therapeutics Inc. - June 202525 CT-95 +10nM MSLN +30nM MSLN CT-95 +10nM MSLN +30nM MSLN HPN-536 +10nM MSLN +30nM MSLN HPN-536 +10nM MSLN +30nM MSLN HPN-536 clones are not derived from the original manufacturer and were produced for this research study based on the published sequence of their antibody variable chains; thus, the clones used in this study are biosimilars and may not be identical to the antibodies formulated for clinical development.

CT-95 Program

CT-95 is Highly Active and Well Tolerated Across In Vivo Models

Complete tumor regressions in mice at doses ≤ 0.05 mg/kg

Primary Lesion Model

Ovarian cancer line OVCAR3 flank implantation tumor model


Day 1
Day 70
Vehicle Control
CT-95
0.05 mg/kg

Metastatic Lesion Model

OVCAR3 pre-passaged in mice to generate aggressive, metastatic tumor model


Day 2
Day 16
Day 37
Vehicle Control
CT-95
0.05 mg/kg
CT-95
0.1 mg/kg
CT-95
0.5 mg/kg

26 Context Therapeutics Inc. - June 2025

CT-95 Program

CT-95 Phase 1 Study

An open-label, multi-center, dose escalation / expansion, safety, and PK study (NCT06756035)


Part 1 – Dose Escalation (~30 patients)
Single patient (Cohorts 1 and 2)
≥ Grade 2 AE
Step Dose Escalation: Bayesian Optimal Interval (BOIN)
MTD or RP2D
Part 2 – Dose Expansion / Optimization (~40 patients)
Cancer type(s) to be selected based upon Dose Escalation data; Two doses to be evaluated

- **Target population**
  - Platinum resistant ovarian cancer
  - Mesothelioma, Pancreatic, Colorectal, NSCLC adenocarcinoma, Cholangiocarcinoma, others
- **Biomarker stratification**
  - Due to high MSLN prevalence, ovarian and pancreatic cancers and mesothelioma epithelioid subtype do not require prospective screening
  - All other indications require prospective MSLN screening via IHC
- **Trial objectives**
  - Assess safety and tolerability at increasing dose levels
  - Pharmacokinetic and pharmacodynamic data
  - Evaluate preliminary anti-tumor activity
- **Trial Status**
  - Dose escalation is ongoing
  - 2 active sites in the United States

Trial status information provided as of June 2, 2025.
MTD = maximum tolerated dose; **RP2D** = recommended Phase 2 dose

27 Context Therapeutics Inc. - June 2025

CT-95 Program CT-95 Competitive Landscape 28 Clinical Programs – 2nd Generation 1st Generation CT-95 ZW171 AMG-305 HPN-5361 ABBV-4282 Company Context Zymeworks3,4 Amgen5 Harpoon AbbVie Format 2 + 2 2 + 1 1 + 1 + 2 CDH3 + MSLN dBiTE TriTAC 2 + 2 PK Enhancement Fc Fc Truncated Fc Albumin Fc Avoids MSLN sink ✘ ✘ ✘ High potency TCE ✘ ✘ Program Status Phase 1 FPI Apr 2025 Phase 1 FPI Oct. 2024 Phase 1 FPI Oct. 2023 Discontinued Discontinued • 1st generation MSLN T cell engagers (TCE) were discontinued due to a lack of efficacy • Lack of efficacy may have been attributed to lower drug exposure due to binding to shed mesothelin (sMSLN)1,2 1 Harpoon Therapeutics Corporate Presentation, 4 June 2021; 2 Fong, J Immunother Cancer, 2021; 3 Piscitelli, PEGS Boston, 2023; 4 Zymeworks R&D Day, 2022; 5 WO2022096716A2. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies. Context Therapeutics Inc. - June 2025

CT-202 Nectin-4 x CD3 bispecific antibody Context Therapeut ics Inc . - June 202529

Nectin-4 Therapies Have the Potential to Reach a Large Patient Population >125,000 patients per year in the United States in Relapse/Refractory (R/R) Setting CT-202 Program 30 Context Therapeutics Inc. - June 2025 Selected Cancer indications Incidence (US Only) R/R Incidence Nectin-4 Positive Nectin-4 Med/High Patient Population Based on R/R Incidence Non-Small Cell Lung 201,229 110,653 64%1 30%1 70,818 Colon 152,810 53,010 87%1 78%1 46,119 Pancreatic 66,440 51,750 71%1 37%1 36,743 Bladder (urothelial) 83,190 20,000 83%1 60%1 16,600 Breast (TNBC) 62,054 15,500 69%1 53%1 10,695 Head and Neck 54,000 12,000 59%1 18%1 7,080 Esophageal 22,370 16,130 55%1 24%2 8,872 Gastric 26,890 12,000 71%3 60%3 8,520 Ovarian 19,900 12,800 57%4 2%4 7,296 Initial indications of interest based on: • Nectin-4 prevalence • Patient population size • Target validation via antibody-drug conjugates (ADCs) Incidences based on public estimates; Relapsed/refractory (R/R) or last-line patient population approximated by annual mortality; Patient population derived from Nectin-4 positive population multiplied by R/R incident population. 1 Challita, Can Res, 2016; 2 Zhang, Oncol Lett, 2018; 3 Derycke, Am J Clin Pathol, 2010; 4 Kobecki, Int J Mol Sci, 2023

CT-202 Program

CT-202: Nectin-4 x CD3 T cell Engaging (TCE) Bispecific Antibody


α-Nectin-4
Fab
Silenced Fc
α-CD3
scFv
IgG1
backbone

Novel design incorporating logic gating to spare Nectin-4 in normal tissue

- Because of its expression in healthy epidermal keratinocytes, sweat glands, and hair follicles, Nectin-4 targeted treatments are associated with dermatological side effects
- CT-202 uses pH dependent binding to both Nectin-4 and CD3 to minimize binding to healthy tissues and maximize binding and T cell activation within the tumor microenvironment

Avidity optimized to mitigate CRS risk

- Bivalent Nectin-4 binding to reduce T cell crosslinking in the absence of target
- Steric hindrance of CD3 binding by Fc domain prevents T cell crosslinking by single CT-202 molecules

Ease of manufacturing

- IgG1 backbone is highly stable and enables high yield

Anticipated IND filing in mid 2026

31 Context Therapeutics Inc. - June 2025

CT-202 Program

Two-Pronged Approach to Overcoming Nectin-4 Expression in Skin

Logic Gating Through pH Dependency

30x gain of activity in acidic tumor microenvironment versus healthy cells[1]



Alkaline Healthy Cell Membrane
Acidic Cancer Cell Membrane
HEALTHY CELL
CANCER CELL
Glycocalyx Basic pH
Intracellular Mildly Acidic pH
Intracellular Mildly Basic pH
Glycocalyx Acidic pH
No CT-202 Binding
CT-202 Binding

+

Increased Target Selectivity Through Avidity

High on-/off-rate when bound to Nectin-4 monomer	Avidity-enhanced Nectin-4 binding



Tumor
CD3
T cell

No T cell activation	Potent T cell activation

32 Context Therapeutics Inc. - June 2025

1 Chang, PNAS, 2021

CT-202 Program

CT-202 is Highly Active and Well Tolerated Across In Vivo Models

Complete Tumor Regressions

CT-202 demonstrated similar efficacy in BT474 breast cancer xenograft compared to enfortumab TCE control antibodies in mice

CT-202


Control
CT-202 1 mg/kg
CT-202 0.5 mg/kg
CT-202 0.25 mg/kg
Tumor Volume (mm³) Mean ± SEM
Study Days

Enfortumab TCE


Control
Enfortumab TCE 1 mg/kg
Enfortumab TCE 0.5 mg/kg
Enfortumab TCE 0.25 mg/kg
Tumor Volume (mm³) Mean ± SEM
Study Days

Reduced Cytokine Release

CT-202 treatment resulted in significantly lower IL-6 induction compared to enfortumab TCE benchmark antibodies in NHP

CT-202


IL-6 (pg/mL)
Study hours
CT-202 0.1 mg/kg
CT-202 1 mg/kg
CT-202 5 mg/kg

Enfortumab TCE


30x Higher
IL-6 (pg/mL)
Study hours
Enfortumab TCE 0.1 mg/kg
Enfortumab TCE 1 mg/kg
Enfortumab TCE 5 mg/kg

33 Context Therapeutics Inc. - June 2025

Padcev = enfortumab vedotin

CT-202 Program

CT-202 Competitive Landscape

Competitor TCE programs lack conditional activation, avidity enhancement, and high potency immune activator

- **BT7480:** 2 partial responses out of 33 patients treated in a Phase 1 dose escalation trial, pursuing combination studies going forward[1]
- **RNDO-564:** detuning CD28 may limit potency in tumor cells with low or moderate Nectin-4 expression[3]

Company	Context Therapeutics	Bicycle Therapeutics	Rondo Therapeutics	Henlius
Asset	CT-202	BT7480[2]	RNDO-564[3]	HLX-309
Format	2 + 2 (pH dependent)	1 + 2 (Bicycle)	1 + 1 (Fixed light chain)	n.d.
Conditionally active	✓	✗	✗	**n.d.**
Avidity enhanced	✓	✗	✗	**n.d.**
Immune Effector	**CD3**	**4-1BB**	**CD28**	**4-1BB**
Program Status	Preclinical (IND filing Mid 2026)	Phase 1 (completed)	Preclinical (Ph 1 late 2025)	Preclinical

1 Bicycle Therapeutics R&D Day, Dec 2023; 2 Hurov, J Immunother Cancer, 2021; 3 PEGS Boston 2024. Information provided in the table above is for illustrative purposes only and is not a head-to-head comparison. Differences exist between study or trial designs and subject characteristics, and caution should be exercised when comparing data across studies.

34 Context Therapeutics Inc. - June 2025

Corporate 35 Context Therapeut ics Inc . - June 2025

Corporate Experienced Leadership Team • Experienced management team • Clinical team has developed T cell therapies • Our management team is supported by a Board with deep oncology experience Focus on Execution Martin Lehr CEO and Director Alex Levit, Esq Chief Legal Officer Karen Chagin, MD1 Chief Medical Officer Context Therapeutics Inc. - June 202536 Jennifer Dashnau, PhD SVP Technical Operations Jennifer Minai Chief Financial Officer Chris Beck, MBA SVP Operations 1 Starting on June 9, 2025.

Corporate Investment Highlights (Nasdaq: CNTX) Solid Tumors + ADC Resistance Large Unmet Need Claudin 6 + Mesothelin + Nectin-4 High-Value Targets CTIM-76 initial data 1H 2026 CT-95 initial data Mid 2026 CT-202 IND filing Mid 2026 Anticipated Milestones Deep oncology experience + Focus on clinical execution Strong Team Expected cash runway into 2027 Cash Runway Context Therapeutics Inc. - June 202537

Advancing T Cell Engagers for Solid Tumors © Context Therapeutics 2025

Glossary

ADC	Antibody drug conjugate
AE	Adverse event
CAR-T	Chimeric antigen receptor T cell therapy
CD3	Cluster of differentiation 3
CLDN	Claudin
CRS	Cytokine release syndrome
Fab	Fragment antigen-binding region
GPI	Glycosylphosphatidylinositol
IHC	Immunohistochemistry
IND	Investigational new drug
IV	Intravenous
Mabel	Minimum anticipated biologic effect level
MoA	Mechanism of action
MSLN	Mesothelin
MTD	Maximum tolerated dose
N.D.	Not disclosed
ORR	Overall response rate
PFS	Progression free survival
RP2D	Recommended Phase 2 dose
TCE	T cell engager
TRAE	Treatment-related adverse event
scFv	Single chain variable fragment

39 Context Therapeutics Inc. - June 2025